ASSIGNMENT AGREEMENT
                              --------------------


         THIS ASSIGNMENT AGREEMENT (this "Agreement") made this 19th day of November, 1997, by and between Chancellor Senior Housing Group, Inc., a Delaware corporation ("CSHG"), and Chancellor of Merrillville, Inc., a Delaware corporation ("Chancellor").

                              W I T N E S S E T H

         WHEREAS, CSHG has entered into that certain Management Agreement with CareMatrix of Massachusetts, Inc. ("CareMatrix"), dated July 25, 1997 for the management of a senior housing facility to be located in Merrillville, Indiana (the "Management Agreement"); and

         WHEREAS, CSHG desires to assign its rights and obligations under the Management Agreement to Chancellor and Chancellor desires to assume such rights and obligations.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. CSHG hereby assigns, sets over and transfers unto Chancellor to have and to hold from and after the date hereof, all of the right, title and interest of CSHG in, to and under the Management Agreement, and Chancellor hereby accepts the within assignment and assumes and agrees with CSHG, to perform and comply with and to be bound by all of the terms, covenants, agreements, provisions and conditions of the Management Agreement on the part of CSHG thereunder to be performed on and after the date hereof, in the same manner and with the same force and effect as if Chancellor had originally executed the Management Agreement.

         2. This Agreement (i) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, (ii) shall be governed by the laws of the Commonwealth of Massachusetts, and (iii) may not be modified orally, but only by a writing signed by each of CSHG and Chancellor.


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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the date and year first above written.

                                        CHANCELLOR SENIOR HOUSING
                                        GROUP, INC.


                                        By: /s/ Richard Zermani
                                            ------------------------------------
                                            Richard Zermani
                                            Vice President


                                        CHANCELLOR OF MERRILLVILLE, INC.


                                        By: /s/ Richard Zermani
                                            ------------------------------------
                                            Richard Zermani
                                            Vice President


ACKNOWLEDGED AND AGREED:

CAREMATRIX OF MASSACHUSETTS, INC.


By:
    ----------------------------------
       Jeffrey Neterval
       Vice President